UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 2, 2007

U.S. Shipping Partners L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32326	20-1447743
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

399 Thornall St., 8th Floor, Edison, NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 635-1500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On February 2, 2007, the unitholders of U.S. Shipping Partners L.P. approved the conversion of 3,123,205 Class B common units outstanding into the same number of common units and the issuance of 3,123,205 additional common units upon the conversion.  The common units have been approved for listing on the New York Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. SHIPPING PARTNERS L.P.
By: US Shipping General Partner LLC, its general partner

By:	/S/ Albert E. Bergeron
Name:	Albert E. Bergeron
Title:	Vice President—Chief Financial Officer
(principal financial and accounting officer)

Dated: February 5, 2007